SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 9, 2009

Constitution Mining Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-49725	88-0455809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Manuela Sáenz 323, Suite 706, Buenos Aires, Argentina C1107BPA
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  +54-11-5236 9978
_________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities.

Temasek Option Agreement

On September 29, 2008 (the “Effective Date”), Constitution Mining Corp. (the “Company”) entered into a Mineral Right Option Agreement (the “Option Agreement”) with Temasek Investments Inc. (“Temasek”), a company incorporated under the laws of Panama.  Pursuant to the Option Agreement, the Company acquired four separate options from Temasek, each providing for the acquisition of a twenty-five percent interest in certain mineral rights (the “Mineral Rights”) in certain properties in Peru (the “Peru Property”).  Pursuant to the Option Agreement, the exercise of all four options would result in the Company’s acquisition of one hundred percent of the Mineral Rights.  The Mineral Rights are currently owned by Compañía Minera Marañón S.A.C. (“Minera Marañón”).  Bacon Hill Invest Inc. (“Bacon Hill”), a corporation incorporated under the laws of Panama and a wholly-owned subsidiary of Temasek, owns 999 shares of the 1,000 shares of Minera Marañón that are issued and outstanding.  Temasek owns the single remaining share of Minera Marañón.  The acquisition by the Company of each twenty-five percent interest in the Mineral Rights is structured to occur through the transfer to the Company of twenty-five percent of the outstanding shares of Bacon Hill upon the exercise of each of the four options.

The Company exercised the initial option to acquire a twenty-five percent interest in the Mineral Rights by fulfilling the following conditions:

•	Payment of $375,000 by the Company to Temasek following the execution of the Option Agreement, which payment was made on October 8, 2008;

•	Issuance of 2,000,000 shares of the Company’s common stock to Temasek within five business days from the Effective Date; and

•	Payment of an additional amount of $375,000 to Temasek within ninety days of the Effective Date, which payment was made on October 23, 2008.

On May 12, 2009, we entered into an agreement with Temasek to amend the Temasek Option Agreement (the “Amended Option Agreement”) in order to revise the conditions required by the Company to exercise the second twenty-five percent option.  Under the terms of the Amended Option Agreement, the Company may exercise the second twenty-five percent option, resulting in the Company’s acquisition of a fifty percent interest in the Mineral Rights, after fulfilling the following conditions:

•	Issuance of 2,000,000 additional shares of the Company’s common stock to Temasek within six months from the Effective Date, or as soon as practicable thereafter, and

•
Payment within twelve months from the Effective Date of an additional $1,250,000 to Temasek, plus interest at a rate of 5% per annum accruing from the date of the Amended Option Agreement to the date that payment is made.

On June 29, 2009, the Company issued 2,000,000 shares of common stock to Temasek and its designees as partial consideration for the exercise of the second twenty-five percent option to acquire an aggregate fifty percent interest in the Mineral Rights.  The Company currently intends to exercise the second twenty-five percent option, resulting in the acquisition of an aggregate fifty percent interest in the Mineral Rights, if on or before September 29, 2009, the Company pays $1,250,000 to Temasek, plus interest at a rate of 5% per annum accruing from May 12, 2009, the date of the Amended Option Agreement, to the date that payment is made.

The Company did not engage in any general solicitation or advertising in relation to the stock issuance to Temasek.  The stock certificate was issued with the appropriate legends affixed to the restricted stock.

The foregoing description of the Option Agreement and the Amended Option Agreement is qualified in its entirety by reference to Exhibit 10.1 to the Form 8-K filed on September 29, 2008 and Exhibit 10.1 to the Form 10-Q filed on May 15, 2009, each which are incorporated herein by reference.

Recent Private Placement

On July 9, 2009, the Company completed a private equity offering of 4,129,639 units at $0.35 per Unit (the "Units") to a total of ninety-six (96) investors.  Each unit consisted of one (1) share of common stock, par value $0.001, and one (1) common stock purchase warrant (the “ Warrant”) to purchase one (1) share of common stock, exercisable commencing six months from the closing date of the offering and terminating two years from the closing date of the offering.  As a result, the Company issued a total of 4,129,639 shares of common stock and warrants to purchase 4,129,639 shares of common stock in connection with this private equity offering.  The exercise price for the Warrant is priced at $0.70.  The gross proceeds the Company received from this private equity offering was $1,445,374.

The Units were not sold through an underwriter and accordingly, there were no underwriting discounts or commissions involved.  No registration rights were granted to any of the investors.

The securities offered and sold in connection with this private equity offering were in reliance on the following exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"): (a) in the case of U.S. persons, Section 4(2) of the Securities Act or Regulation D promulgated thereunder, and (b) in the case of non-U.S. persons, Regulation S promulgated under the Securities Act.  In connection with this private equity offering, we relied on each of the investors' written representations.  With respect to the securities sold to U.S. persons, sales were made to persons who represented that they were "accredited investors" as that term is defined in Rule 501(a) under the Securities Act and to no more than 35 unaccredited investors.   With respect to the securities sold to non-U.S. persons, sales were made to persons who represented that they were not a "U.S. person" as that term is defined in Rule 902(k) of Regulation S under the Securities Act.  Each investor represented that they were acquiring the securities for investment only and not with a view toward resale or distribution. We requested our stock transfer agent to affix appropriate restricted legends to the stock certificate issued to each investor.  Each investor was given adequate access to sufficient information about us to make an informed investment decision.  Neither we nor anyone acting on our behalf offered or sold these Units by any form of general solicitation or general advertising.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description	Incorporated by Reference to:
10.1	Mineral Right Option Agreement.	Exhibit 10.1 of Form 8-K filed on September 29, 2008
10.2	Amendment to Mineral Right Option Agreement, dated May 12, 2009.	Exhibit 10.1 of Form 10-Q filed on May 15, 2009.

SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Constitution Mining Corp.

/s/  Willem Fuchter
Willem Fuchter
Chief Executive Officer and Director
Date:    July 9,  2009